UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

Cartesian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34006	48-1129619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
(Address of principal executive office)(Zip Code)

(913) 345-9315
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of Registrant.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Cartesian, Inc., a Delaware corporation (the “Company”), on March 27, 2018 (the “Prior Report”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cartesian Holdings, LLC, a Delaware limited liability company (“Parent”), and Cartesian Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub conducted a tender offer to purchase all of the outstanding shares of Company common stock, par value $0.005 per share (the “Common Stock”), for $0.40 per share, net to the seller in cash, subject to withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 10, 2018, and the related Letter of Transmittal (collectively, the “Offer”). The Merger Agreement also provides that, among other things, following completion of the Offer, and subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company in accordance with the applicable provisions of the General Corporation Law of the State of Delaware.

The offering period (the “Offering Period”) of the Offer and the withdrawal rights expired at one minute after 11:59 p.m., New York City time, on May 11, 2018 at which time, based on the information provided to Parent by Broadridge Corporate Issuer Solutions, Inc., the depositary for the Offer (the “Depositary”), approximately 7,200,990 shares of Company Common Stock were validly tendered and not properly withdrawn prior to the expiration of the Offering Period, not including 1,465 shares of Company Common Stock subject to guaranteed delivery procedures. All conditions to the Offer having been satisfied (or waived), Merger Sub accepted all validly tendered and not properly withdrawn shares of Company Common Stock for payment. The shares of Company Common Stock that were validly tendered and not properly withdrawn represented approximately 76.7% percent of the Company’s outstanding shares. Parent and Merger Sub provided the Depositary with sufficient funds to purchase all shares of Company Common Stock that were validly tendered in the Offer and not properly withdrawn.

Because less than 90% of the Company’s outstanding shares were purchased in the Offer, the Company expects to call a special Shareholder Meeting to approve the Merger Agreement as soon as practicable. If the holders of more than fifty percent (50%) of the outstanding shares vote to approve the Merger Agreement and the other conditions set forth in the Merger Agreement are satisfied or waived, the Merger will be completed.

For information regarding changes with respect to the directors of the Company, please see Item 5.02 of the Current Report on Form 8-K previously filed with the SEC by the Company on May 15, 2017, which is incorporated by reference into this Item 5.01.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on April 10, 2018, including the Information Statement comprising Annex III thereto, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Merger Sub and Parent with the SEC on April 10, 2018, as subsequently amended, and such information is incorporated herein by reference.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Prior Report, which is incorporated by reference into this Item 5.01.

Important Additional Information and Where to Find It

In connection with seeking approval of the Merger Agreement at a stockholder meeting of the Company, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE PROXY MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC's website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company's Investor Relations section of its website at and at the Company's web site at www.cartesian.com or by directing a written request to: Cartesian, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.

Participants in the Proxy Solicitation for the Proposed Merger

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's stockholders in connection with the proposed Merger, and any interest they have in the proposed Merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company's Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2017, which was filed with the SEC on April 27, 2018, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC. These documents may be obtained for free at the SEC's website at www.sec.gov, and via the Company's Investor Relations section of its website at www.cartesian.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including, without limitation, statements relating to the proposed Merger. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed Merger. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the proposed Merger; (2) conditions to the closing of the proposed Merger may not be satisfied or waived on a timely basis or otherwise; (3) the proposed Merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Offer and the proposed Merger or the potential adverse changes to business relationships resulting from the Offer or the proposed Merger; (5) legal proceedings may be initiated related to the Offer or the proposed Merger and the outcome of any legal proceedings related to the Offer or the proposed Merger may be adverse to the Company; (6) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the Merger Agreement; (7) risks that the Offer or the proposed Merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the Offer or the proposed Merger; (8) uncertainties and other risks as to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all; and (9) the risks described in its periodic reports filed with the SEC, including, but not limited to, "Cautionary Statement Regarding Forward Looking Information" under Part I and "Risk Factors" in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent periodic reports containing updated disclosures of such risks. Such risks include, without limitation: the Company's ability to generate sufficient cash flow from operations and obtain sufficient financing to continue its operations and pay its obligations, conditions in the industry sectors that the Company serves, including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects, the Company's ability to retain the limited number of large clients that constitute a major portion of its revenues, the Company's ability to protect client or Company data or information systems from security breaches and cyber-attacks, technological advances and competitive factors in the markets in which the Company competes, and volatility in foreign exchange rates. These risks, as well as other risks associated with the Offer or the proposed Merger, are fully discussed in the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on April 10, 2018, as amended, and will be fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed Merger. There can be no assurance that the proposed Merger will be completed, or if it is completed, that it will close within the anticipated time period. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of March 21, 2018, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN, INC.

By:	/s/ Jim Serafin
Jim Serafin
Chief Executive Officer

Date: May 17, 2018